Other Payables and Accrued Liabilities	12 Months Ended
Dec. 31, 2025
Other Payables and Accrued Liabilities [Abstract]
Other payables and accrued liabilities

Note 11 – Other payables and accrued liabilities

Other payables and accrued liabilities consist of the following:

	As of December 31,
	2025	2024
Security deposits payable*	$156,518	$153,043
Salary payable	203,382	94,463
Rent deposit	42,287	50,903
Transaction costs payable**	-	300,000
Utilities expense	13,907	-
Review and valuation fee	7,398	-
Others	76,885	17,931
Total	$500,377	$616,340

*	The Company signed cooperation agreements with third parties to co-develop a niche market for its online platforms. The Company provides its platforms and users to promote products provided by third party developers. Revenue generated from the niche markets will be shared between the Company and these parties. These third-party developers also guarantee certain sales volume yearly and the security deposit will be paid to the Company to make up for the sales target shortfalls at the end of the year. Any remaining security deposits will be returned to these parties upon dissolution of the cooperation agreements. The Company returned approximately nil and recognized approximately nil of deposits for target shortfalls as revenue for the years ended December 31, 2025, 2024 and 2023.

**	Pursuant to the financing consultant agreement signed in April 2024 between the Company and China Stamp Trading Center Co., Ltd (“China Stamp”), the Company would pay $300,000 in cash and issue 3% of the total number of shares, which was 840,000 shares, for financing services rendered in the Private Placement (see Note 14), to be paid within 50 business days after the approval of the Form F-3 filed with SEC by the Company. As of December 31, 2024, transaction costs payable amounted to $300,000. The payable was settled in May 2025.